Corporate Presentation January 2012

2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended”. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements relating to the construction or operation of each of our proposed liquefied natural gas, or LNG, terminals or our proposed pipelines or liquefaction facilities, or expansions or extensions thereof, including statements concerning the completion or expansion thereof by certain dates or at all, the costs related thereto and certain characteristics, including amounts of regasification, transportation, liquefaction and storage capacity, the number of storage tanks, LNG trains, docks, pipeline deliverability and the number of pipeline interconnections, if any;  statements that we expect to receive an order from the Federal Energy Regulatory Commission, or FERC, authorizing us to construct and operate proposed LNG receiving terminals, liquefaction facilities or proposed pipelines by certain dates, or at all;  statements regarding future levels of domestic natural gas production, supply or consumption; future levels of LNG imports into North America; sales of natural gas in North America or other markets; exports of LNG from North America; and the transportation, other infrastructure or prices related to natural gas, LNG or other energy sources or hydrocarbon products;  statements regarding any financing or refinancing transactions or arrangements, or ability to enter into such transactions or arrangements, whether on the part of Cheniere Energy, Inc., Cheniere Energy Partners, L.P., or any of their subsidiaries or at the project level;  statements regarding any commercial arrangements presently contracted, optioned or marketed, or potential arrangements, to be performed substantially in the future, including any cash distributions and revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacity that are, or may become, subject to such commercial arrangements;  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders;  statements regarding the expected receipt of cash distributions from Cheniere Energy Partners, L.P. or Sabine Pass LNG, L.P.;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding any business strategy, any business plans or any other plans, forecasts, projections or objectives, including potential revenues and capital expenditures, any or all of which are subject to change;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, requirements, permits, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward- looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2011 and the Cheniere Energy Partners, L.P. Annual Report on Form 10-K/A filed with the SEC on September 12, 2011, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Forward Looking Statements 1

3 Cheniere Including Sabine Pass Liquefaction Project (“SPL”) Cheniere Energy, Inc. Sabine Pass LNG, L.P. - EBITDA Estimate: $0.2B(2) Sabine Pass Liquefaction, LLC - EBITDA Estimate: $2.6B(3) Cheniere Energy Partners, L.P. 2.0% Interest & Incentive Dist. Rights Cheniere Creole Trail Pipeline, L.P. Corpus Christi Liquefaction, LLC Other Projects Cheniere Energy Partners GP,LLC 86.8% Interest (1) 100% Interest 100% Interest 100% Interest 100% Interest 100% Interest (1) Represents current ownership interest, prior to financing the SPL project. (2) EBITDA estimate for 2017 based on existing TUAs with Chevron and Total. (3) EBITDA estimate for 2017 based on expected cash flows from four liquefaction trains. Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” cautions.

4 Financial Forecast Summary including Sabine Pass Liquefaction Project Current Debt Estimated EBITDA - including SPL  Phase 1: $4.5B to $5.0B  Phase 2: $4.5B to $5.0B  CQP: $2.2B  LNG: $0.5B(2)  Total: $2.7B(3)  90% from long-term fixed contracts with investment-grade customers (1) Expected construction costs before financing costs. SPL has entered into a lump-sum turnkey EPC contract with Bechtel for Phase 1 of the liquefaction project (Trains 1 and 2). (2) Debt includes 2008 loans and convertible senior unsecured notes due 8/1/12. (3) EBITDA estimate for 2017 for Cheniere and its subsidiaries based on expected cash flows from four liquefaction trains. Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” cautions. Expected Construction Costs – SPL(1)

5 Cheniere’s EBITDA expected to be bolstered from Sabine Liquefaction contracts (1) Represents mid-point of Adjusted Segment Profit + DD&A guidance, pro forma for E&P spin-off; estimated based on Q3 2011 Williams investor presentation. $45,143 $35,688 $32,029 $25,503 $9,503 $8,937 $54,885 $25,100 $14,121$15,898 – $20,000 $40,000 $60,000 TRP ENB EP SE WMB OKE NI KMI EQT SUG Cheniere Ranks Among Large Cap Midstream/Pipeline C-Corps by EBITDA with Sabine Liquefaction Contracts 2011E EBITDA $933$984 $1,485$1,530$1,558 $2,800$3,015 $3,098 $3,171 $4,811 – $1,000 $2,000 $3,000 $4,000 $5,000 TRP ENB EP SE WMB OKE NI KMI EQT SUG Enterprise Value (EV) ($ in millions) Source: I/B/E/S consensus estimates, January 3, 2012 Cheniere estimated EBITDA: $2.7B* ($ in millions)  Cheniere’s estimated contracted EBITDA (2017) expected to be comparable to large-cap midstream/pipeline energy companies –Estimated EBITDA includes SPAs at SPL for ~16.0 mtpa and additional long-term contracts for ~2.0 mtpa winter volumes plus existing TUAs at SPLNG for 2.0 Bcf/d  Energy group trades at an average multiple of > 10x (EV/2011E EBITDA) –Cheniere’s current EV is ~$3.5B –Estimated capital costs for 4 liquefaction trains, before financing costs, are ~$9.0B to ~$10.0B 11.4x 14.2x 11.5x 10.6x 9.1x 10.2x 9.2x 16.9x 9.7x 9.6x EBITDA multiple (1) (1) Estimated based on December 6, 2011 Kinder Morgan investor presentation. (1) Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” cautions. *Includes Cheniere and its subsidiaries based on expected cash flows from four liquefaction trains.

6 Sabine Pass with Liquefaction Expansion Sabine Pass LNG

Proposed SPL Project:
Brownfield Development Utilizing Existing Assets


Existing
operational
facility
Proposed
expansion

Current Facility

- 853 acres in Cameron Parish, LA
- 40 ft ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (17 Bcf of storage)
- 4.3 Bcf/d peak regasification capacity
- 5.3 Bcf/d of pipeline interconnection to the US pipeline network

Liquefaction Expansion

- Construction contract w/Bechtel for Phase 1
- Up to four liquefaction trains designed with ConocoPhillips' Optimized Cascade® Process technology
- Six GE LM2500+ G4 gas turbine driven refrigerant compressors per train
- Gas treating and environmental compliance
- Modifications to the Creole Trail Pipeline for bi-directional service
- Sixth tank if needed for fourth train

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

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8  DOE export authorization  Definitive commercial agreements  EPC contract 4Q12  Financing commitments 1Q12 1Q13  FERC construction authorization 1Q12 1Q12 – EA issued – Decision authorization deadline 3/27/12  Commence construction 2012 2013  Commence operations 2015/2016 2017/2018 Milestone Target Date Note: Past results not a guarantee of future performance. * Sabine Liquefaction is currently negotiating potential definitive agreements for long-term volumes to start with Train 3. Phase 1: Advancing towards final investment decision Phase 2: Train 4 contracted, Train 3 to be announced*     Phase 1 Phase 2 Progress on SPL Project Phase 1 and Phase 2 

Contracted Capacity at SPLNG
Third Party Terminal Use Agreements (TUAs)

Long-term, 20 year "take-or-pay" style commercial contracts

	Total Gas & Power N.A.	Chevron USA
Capacity	1.0 Bcf/d	1.0 Bcf/d
Fees (1)		
Reservation Fee(2)	$0.28/MMBTU	$0.28/MMBTU
Opex Fee (3)	$0.04/MMBTU	$0.04/MMBTU
2011 Full-Year Payments	$124 million	$129 million
Term	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.
Guarantor Credit Rating**	Aa1/AA	Aa1/AA
Payment Start Date	April 1, 2009	July 1, 2009

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.

Note: Termination Conditions – (a) force majeure of 18 months (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months.

**Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security.

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Contracted Capacity at SPL
Sale and Purchase Agreements (SPAs)

Long-term, "take-or-pay" style commercial contracts equating to ~16 mtpa

	BG GROUP BG Gulf Coast LNG (1)	gasNatural fenosa Gas Natural Fenosa (1)	GAIL GAIL (India) Limited (1)	TBA (2)	TBA (2)
Annual Contract Quantity (MMBtu)	182,500,000	182,500,000	182,500,000	182,500,000	104,000,000
Annual Revenue	~$411 MM	~$454 MM	~$548 MM	~$548 MM (5)	~$312 MM (5)
Revenue $/MMBtu (3)	$2.25	$2.49	$3.00	TBA	TBA
Term	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A.	N/A	TBA	TBA
Guarantor Credit Rating (4)	A2/A	Baa2/BBB	Baa2/NR/BBB-	TBA	TBA
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	TBA
Contract Start Date	Train 1	Train 2	Train 4	Train 3	Additional Volumes

(1) Conditions precedent must be satisfied by December 31, 2012 for BG Group and Gas Natural Fenosa and by June 30, 2013 for GAIL (India) Ltd. or either party can terminate. CPs include financing, regulatory approvals, positive final investment decision, issuance of notice to proceed and entering into common facilities agreements (other than GAIL (India) Limited).
(2) Sabine Liquefaction is currently negotiating potential definitive agreements for long-term volumes to start with Train 3 and for additional volumes to start from Trains 2, 3, and 4.
(3) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa and 15% for GAIL (India) Ltd.
(4) Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security.
(5) Assumes $3.00/MMBtu.

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11 Sabine Pass LNG Exports Will Provide Global LNG Buyers With an Attractive, Long-term, Alternative Source of Supply Henry Hub 4.00 $ Capacity Charge 2.50 Shipping 1.00 Fuel/Basis 0.60 Delivered Cost 8.10 $ 4.00 $ 2.50 2.80 0.60 9.90 $ Europe/Americas Asia ($/MMBtu) Cost of delivered gas from Sabine Pass to Europe/Americas & Asia = $8 - $10 / MMBtu Worldwide LNG prices predominantly based on oil prices = $11 - $23 / MMBtu Current LNG Market 30 – 40 Bcf/d LNG contracts indexed to oil prices – rule of thumb 11% to 15% of crude oil prices Growth Market 100 Bcf/d Power generators switching from oil to gas – paying $13 to $19 / MMBtu for fuel oil and diesel at $100/bbl 11.00 15.00 at $150/bbl 16.50 22.50 LNG Contract Price Indexation % 11% 15% $ $ $ $ Source: Waterborne, GIIGNL, PIRA Energy Group, Cheniere Research

12 U.S. Natural Gas Markets US Gas Consumptions vs. Production US Proved Non-Producing Reserves Annual Production from Unconventional Reservoirs US Natural Gas Resources Tcf Bcf/d MMB/d Tcf  Current market fundamentals in the U.S. – increased production, increased natural gas reserves and lackluster increase in natural gas demand – have created an opportunity to expand into exports – benefitting U.S. economy, creating jobs and reducing balance of trade Source: EIA historical, December 2011 Short-Term Energy Outlook (2011 data). 49 51 60 67 78 85 98 0 20 40 60 80 100 120 2003 2004 2005 2006 2007 2008 2009 Source: EIA, US Crude Oil, Natural Gas and Natural Gas Liquids Proved Reserves, 2009. 0 2 4 6 8 2010 2011E 2012E 2013E 2014E 2015E 2020E 0.0 1.0 2.0 3.0 4.0 Liquids Gas Includes Eagle Ford, Bakken Shales; Granite Wash, Piceance & Uinta Tight Sands Source: Advanced Resource Intl; Cheniere Research. 1,365 1,747 2,119 2,543 0 500 1,000 1,500 2,000 2,5 0 3,0 0 2008 2009 2010 2011 Conventional Shale Source: DOE, Annual Energy Outlook 2008-2011. 18.1 18.5 19.3 20.2 20.6 21.6 23.0 23.6 22.0 21.7 23.1 23.3 22.8 24.1 24.5 24.9 10 12 14 16 18 20 22 24 26 2005 2006 2007 2008 2009 2010 2011 2012E US Gas Production US Gas Consumption Tcf

Global Petroleum Demand – Stationary Sources



US & Canada
2.2 MM b/d
~13 Bcf/d
Europe
2.9 MM b/d
~17 Bcf/d
FSU
0.9 MM b/d
~5 Bcf/d
Mid East
2.8 MM b/d
~17 Bcf/d
Asia
6.9 MM b/d
~41 Bcf/d
Latin America
2.3 MM b/d
~14 Bcf/d
Africa
1.2 MM b/d
~7 Bcf/d

Global oil use totals 19 million b/d (~22%) in stationary sources, such as industrial, power and heating, that could be switched to natural gas: equivalent to 100+ Bcf/d natural gas demand

Source: PIRA Energy Group, "The Potential for Natural Gas Substitution of Stationary Petroleum Demand", January 2010

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14 Financing Options Phase I – Trains 1&2  Debt: project finance market - ~$3B at Libor + ~300bps (swapped) - ~$1.2B of EBITDA for coverage  Equity: options - CQP common units - CQP subordinated units - LNG shares  Issuing CQP subordinated units most likely Phase II – Trains 3&4  Debt: term loans/bonds - ~$1.4B of EBITDA for coverage  Equity: optional Trains 1 – 4 total expected EBITDA = ~$2.6 B Note: The above represents potential financing options. Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” cautions.

Appendix

Cheniere

- Cheniere is engaged in the development and operation of LNG terminals and pipelines and marketing of LNG and natural gas
  - Sabine Pass LNG Terminal became operational in 2008 and cost ~$1.6B, send-out capacity is 4.0 Bcf/d, storage capacity is 16.9 Bcfe
  - Sabine Pass LNG Terminal is connected to the U.S. natural gas pipeline grid through the Creole Trail pipeline and other interconnecting pipelines
  - Creole Trail Pipeline also became operational in 2008 and cost ~$560mm, transportation capacity is 2.0 Bcf/d, 42-inch diameter

Sabine Pass LNG



Creole Trail Pipeline


Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Zone 2 - Future
Cheniere Creole Trail Pipeline
Trunkline (TRUNK)
Texas Eastern (TETCO)
Transco (TRANS)
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
NGPL (NGPL)
Bridgeline (BRGJB)
Transco (SWLAT)
Tennessee (SWLAT)
Florida Gas (SWLAT)
Henry Hub
Sabine Pass LNG Terminal
Gulf of Mexico

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17 Expansion Project: Adding Liquefaction Capabilities at Sabine Pass LNG Terminal  SPL Project will include four liquefaction trains, each with nominal capacity of 4.5 mtpa – Baseload capacity of 3.5 mtpa per train to be contracted under SPAs – Additional (seasonal) capacity estimated up to 1.0 mtpa per train to be sold on either a merchant or long-term basis, or combination thereof  First phase = 2 liquefaction trains, 7.0 mtpa contracted under take or pay, 20-yr SPAs – Customers: BG Gulf Coast LNG, LLC (A2 / A) and Gas Natural (Baa2 / BBB) – Construction start expected in 2012, beginning operations expected 2015 / 2016  Second phase = Trains 3 and 4, 3.5 mtpa contracted under take or pay, 20-yr SPAs – Customer: GAIL (India) Ltd. (Baa2 / BBB-) – Continuing discussions with additional interested parties for 3.5 mtpa  LNG value chain: Field Development Liquefaction Shipping Regasification Pipeline End Use Current Operations Expansion Project LNG is natural gas cooled to -260ºF in order to be transported by ship to distant markets

18 Customer Annual SPA Pmt BG Gulf Coast LNG $411MM Gas Natural Fenosa $454MM GAIL (India) Ltd. $548MM Organizational Structure 11.2% LP Interest 100% Ownership Interest Cheniere Energy Partners, L.P. $205 mm 2.25% Convertible Senior Unsecured Notes due 2012 NYSE Amex US: LNG NYSE Amex US: CQP $282 mm 12.0% Senior Secured Loans due 2018 Note: Abridged version of organization structure. Balances as of January 6, 2012. Sabine Pass LNG, L.P. Sabine Pass Liquefaction, LLC Cheniere LNG, Inc.  Creole Trail Pipeline  Other Pipeline Projects 100% Ownership Interest 86.8% thru LP Interest 2% thru GP Interest $550 mm 7.25% Senior Secured Notes due 2013 $1,666 mm 7.50% Senior Secured Notes due 2016 Public Unitholders 100% Ownership Interest 100% Ownership Interest Cheniere LNG Holding, LLC 100% Ownership Interest Customer Annual TUA Pmt Total $124MM Chevron $129MM Investments $252MM Cheniere Energy Investments, LLC (“Investments”)

Condensed Balance Sheets
As of September 30, 2011

LNG received ~$331MM net proceeds from equity offering in December 2011 and made early repayment of $298MM of 2007 Term Loan in January 2012

($ in MM)

	Cheniere Energy Partners, L.P.	Other Cheniere Energy, Inc. (1)	Consolidated Cheniere Energy, Inc. (2)
Unrestricted cash and equivalents	$ -	$ 131	$ 131
Restricted cash and securities (3)	232	3	235
Accounts and interest receivable	-	4	4
Property, plant and equipment, net	1,524	596	2,120
Goodwill and other assets	47	114	161
Total assets	$ 1,803	$ 848	$ 2,651
Deferred revenue and other liabilities	$ 136	$ -	$ 136
Current & long-term debt	2,191	771	2,962
Non-Controlling interest	-	218	218
Deficit	(524)	(141)	(665)
Total liabilities and deficit	$ 1,803	$ 848	$ 2,651

(1) Includes intercompany eliminations and reclassifications.
(2) For complete balance sheets, see the Cheniere Energy, Inc., Cheniere Energy Partners, L.P and Sabine Pass LNG, L.P. Quarterly Reports on Form 10-Q for the period ended September 30, 2011, filed with the SEC.
(3) Restricted cash includes debt service reserves as required per Sabine Pass indenture. Cash is presented as restricted at the consolidated level.

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20 Global LNG Market A sia E u r o p e South America 2010 Total Global LNG Liquefaction Capacity ~37 Bcf/d N o r th A me r i c a 18 8.6 1.8 1.3 A ust r alia - 3.1 B r unei - 1.0 Indonesia - 4.6 M al a y sia - 3.0 A lge r ia - 2.7 N o r w a y - 0.6 Q a tar - 9.3 R ussia - 1.3 E g ypt - 1.6 Y emen - 1.0 Nige r ia - 2.9 T r inidad & T obago - 2.0 Equatorial Guinea – 0.5 Oman - 1.4 U AE - 0.8 USA - 0.2 P e r u - 0.6 2010 Regional LNG Demand – 30 Bcf/d LNG Importers – Price Indexation Oil Products Natural Gas JCC Source: Waterborne, Cheniere Research

21 Q4 Q1 Q1 Q1 Q1 Q1 Q2 Q2 Q1 Q2 Q3 Q2 Q3 Q4 Q2 Q3 Q4 Q2 Q3 Q4 Q2 Q3 Q4 Q3 Q4 Q1 Q3 Q4 Firm Liquefaction Capacity Additions Source: Cheniere Research - 0.5 1.0 1.5 2.0 2.5 3.0 Bcf/d Middle East Gulf Asia Pacific Atlantic Basin Nameplate Liquefaction Capacity ~ 37 Bcf/d by YE 2010 ~ 44 Bcf/d by YE 2015 2009 2010 2011 2012 2013 2014 2015 Angola LNG Skikda Gorgon T1 & Gassi Touil Papua New Guinea Gorgon T2 & Curtis T1 Gorgon T3 & Curtis T2 Gladstone T1 T1 Pluto

North America Onshore Receiving Terminals


Douglas Island
Prince Rupert Island
Kitimat
Texada Island
Jordan Cove
Costa Azúl
Canaport
Everett
Cove Point
Elba Island
Gulf LNG
Lake Charles
Cameron
Sabine Pass
Golden Pass
Freeport
Altamira
Existing terminals
Existing terminals with proposed liquefaction projects
Proposed liquefaction projects

Terminal Capacity Holder	Baseload Sendout (MMcf/d)
Canaport Repsol	1,000
Everett - Suez	700
Cove Point BP, Statoil, Shell	1,800
Elba Island BG, Marathon, Shell	1,800
Gulf LNG Angola LNG, ENI	1,300
Lake Charles - BG	1,800
Freeport ConocoPhillips, Dow, Mitsui	1,500
Sabine Pass Total, Chevron, Cheniere	4,000
Cameron Sempra, ENI	1,500
Golden Pass ExxonMobil, ConocoPhillips, QP	2,000
Altamira Shell, Total	700
Costa Azul Shell, Sempra, Gazprom	1,000
Total	19,100

Source: Websites of Terminal Owners, DOE filings

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Cheniere Energy Contacts Katie Pipkin, Vice President Finance & Investor Relations (713) 375-5110 – katie.pipkin@cheniere.com Christina Burke, Manager Investor Relations (713) 375-5104 – christina.burke@cheniere.com CHENIERE ENERGY